SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549

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                                  FORM 8K
                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 19, 1999
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                           The Chubb Corporation
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            (Exact name of Registrant as Specified in Charter)


         New Jersey                     1-8661               13-2595722
(State or Other Jurisdiction        (Commission File        (IRS Employer
     of Incorporation)                  Number)          Identification No.)

15 Mountain View Road
P.O. Box 1615, Warren, New Jersey                                 07061
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code 908-903-2000
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                              Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

      On January 18, 1999, The Chubb Corporation (the "Registrant") issued the press release attached as Exhibit 1 to this report and incorporated herein by reference.

      Certain statements in this Report on Form 8-K and the exhibit hereto may be considered to be "forward looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995, such as statements that include the words or phrases "is expected to," "plan to," "intends" or other similar expressions. The factors which could cause actual results to differ materially from those suggested by any such statements include, but are not limited to, those discussed or identified from time to time in the Corporation's public filings with the Securities and Exchange Commission and specifically to risks or uncertainties associated with the Corporation's expectations with respect to its share repurchase program or to premium price increases or the non-renewal of underpriced insurance accounts, and, more generally, to: general economic conditions including changes in interest rates and the performance of the financial markets, changes in domestic and foreign laws, regulations and taxes, changes in competition and pricing environments, regional or general changes in asset valuation, the occurrence of significant natural disasters, the development of major Year 2000 liabilities, the inability to reinsure certain risks economically, the adequacy of loss reserves, as well as general market conditions, competition, pricing and restructurings.

                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        THE CHUBB CORPORATION



                                        By: /s/ Robert Rusis
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                                            Name:  Robert Rusis
                                            Title: Senior Vice President and
                                                   General Counsel



January 19, 1999







                                 EXHIBIT 1